Exhibit 77Q

FEDERATED EQUITY FUNDS

AMENDMENT NO. 10
to the AMENDED & RESTATED DECLARATION OF TRUST
Dated August 15, 1995


THIS Declaration of Trust is amended as follows:

A.	Strike subsection (p) from Section 1 (Powers) of Article V
(Powers of the Trustees) and replace it with the following:

	"(p)	To borrow money.  The Trust may also enter into
reverse repurchase agreements in amounts not in excess of one-third of its total assets in order to meet redemption requests without immediately selling any portfolio instruments."

	The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees by Unanimous Consent on September 1, 1999, and approved by Shareholder at a meeting on the 5th day of November, 1999.

	WITNESS the due execution hereof this 29th day of August, 2000.

/s/ John F. Donahue		/s/ Lawrence D. Ellis, M.D.
John F. Donahue	Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley		/s/ Peter E. Madden
Thomas G. Bigley		Peter E. Madden

/s/ John T. Conroy, Jr.		/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.		Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis		/s/ John E. Murray, Jr.
Nicholas P. Constantakis		John E. Murray, Jr.

/s/ John F. Cunningham		/s/ Marjorie P. Smuts
John F. Cunningham		Marjorie P. Smuts

/s/ J. Christopher Donahue		/s/ John S. Walsh
J. Christopher Donahue		John S. Walsh


FEDERATED EQUITY FUNDS

Amendment No. 11
to the
RESTATED AND AMENDED DECLARATION OF TRUST dated August 15, 1995


THIS Declaration of Trust is amended as follows:

A. 	Strike the first paragraph of Section 5 of Article III from the
Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Aggressive Growth Fund
Class A Shares
Class B Shares
Class C Shares
Federated Capital Appreciation Fund
Class A Shares
Class B Shares
Class C Shares
Federated Communications Technology Fund
Class A Shares
Class B Shares
Class C Shares
Federated Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Large Cap Growth Fund
Class A Shares
Class B Shares
Class C Shares
Federated Large Cap Tech Fund
Class A Shares
Class B Shares
Class C Shares


Federated Market Opportunity Fund
Class A Shares
Class B Shares
Class C Shares
Federated New Economy Fund
Class A Shares
Class B Shares
Class C Shares
Federated Small Cap Strategies Fund
Class A Shares
Class B Shares
Class C Shares


	The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 15th day of November, 2000.

	WITNESS the due execution hereof this 15th day of November, 2000.



/s/ John F. Donahue		/s/ Lawrence D. Ellis, M.D.
John F. Donahue	Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley		/s/ Peter E. Madden
Thomas G. Bigley		Peter E. Madden

/s/ John T. Conroy, Jr.		/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.		Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis		/s/ John E. Murray, Jr.
Nicholas P. Constantakis		John E. Murray, Jr.

/s/ John F. Cunningham		/s/ Marjorie P. Smuts
John F. Cunningham		Marjorie P. Smuts

/s/ J. Christopher Donahue		/s/ John S. Walsh
J. Christopher Donahue		John S. Walsh